Exhibit 10.1

                              AMENDED AND RESTATED
                       SECURED CONVERTIBLE REVOLVING NOTE

$925,000                                                  Dated:  April 30, 2003
                                                    Maturity Date: June 30, 2003

     FOR VALUE RECEIVED, PharmaKinetics Laboratories, Inc., a Maryland corporation ("Borrower"), hereby promises to pay to the order of Bioanalytical Systems, Inc., an Indiana corporation, or its successors or permitted assigns ("Lender"), at the address specified in Section 11 herein, or at such other place as Lender may direct, the principal amount (the "Principal Amount") of Nine Hundred Twenty-Five Thousand United States Dollars ($925,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans (as defined below) made by the Lender to the Borrower hereunder together with interest thereon at the rate of interest and in the manner set forth herein. This Amended and Restated Secured Convertible Revolving Note (this "Note") amends and restates that certain Secured Convertible Revolving Note dated as of November 14, 2002 (the "Original Note"), and the Original Note is hereby superseded and replaced in its entirety. This Note shall be deemed to be a modification of Indebtedness pursuant to Section 3(a) of the Security Agreement (as defined below) and the Guaranty (as defined below).

     1. Loans. This Note evidences certain advances and extensions of credit made prior to the date hereof and, subject to the terms and conditions of this Note, and subject to the availability of cash for such purposes and the restrictions set forth in any agreement between Lender and its lenders, to be made after the date hereof by Lender, in Lender's sole discretion, in favor of Borrower (the "Loans"). The aggregate principal amount of the Loans shall not exceed the Principal Amount. The Loans shall be evidenced by this Note and this Note shall supersede and replace the promissory notes of Borrower in favor of Lender dated June 13, 2002, June 26, 2002, July 25, 2002, August 9, 2002,
September 30, 2002, October 4, 2002, October 31, 2002 and November 14, 2002. Borrower acknowledges that all Loans advanced prior to the date hereof are accurately recorded on the schedule attached hereto (the "Loan Schedule") and authorizes the Lender to record on the Loan Schedule the date and amount of each additional advance hereunder and the date and amount of each repayment of principal, provided, however, that any failure by Lender to record any such information shall not relieve Borrower of its obligation to repay the outstanding principal amount of such advances, accrued interest thereon, and any other amount payable with respect thereto in accordance with the terms of this Note.

     2. Payments. The entire unpaid principal balance of this Note, and all accrued and unpaid interest thereon and all fees and charges incurred in connection therewith, shall be due and payable on June 30, 2003 (the "Maturity Date").

     3. Interest. The outstanding principal balance of this Note shall bear interest at a rate equal to eight percent (8%) per annum. Interest shall be due and payable for the exact number of days principal is outstanding and shall be calculated on the basis of a three hundred sixty (360) day year. If any payment required by this Note is not made within five (5) days of the date such payment is due, this

Note shall bear interest (computed and adjusted in the same manner, and with the same effect, as interest hereon prior to maturity) after the due date at a rate per annum equal to two percent (2%) above the rate that would otherwise be in effect, until paid, and whether before or after the entry of judgment hereon.

     4. Prepayment. Borrower may prepay all or any portion of the unpaid balance of this Note, without premium or penalty, at any time and from time to time; provided, however, that all sums received by Lender in respect of this Note shall be applied by Lender in the following order (i) to any costs of collection and expenses reimbursable by Borrower to Lender, (ii) to the payment of interest, if any, due on the outstanding balance of this Note or so much thereof as shall from time to time remain unpaid, and (iii) to reduce the outstanding principal balance of this Note.

     5.   Conversion.

          (a) The Lender may, at Lender's option, at any time, and from time to time, prior to payment in full of this Note, convert the outstanding unpaid balance of this Note and any interest accrued pursuant to Section 3 above but unpaid (the "Conversion Amount"), in whole or in part (but only into full shares), into fully paid and non-assessable shares of the common stock, $.005 par value of Borrower's common shares (the "Common Shares"), at a price of $0.1585 per Common Share, subject to adjustment pursuant to
     Section 5(b) hereof (the "Conversion Rate"). In order to exercise this conversion right, the Lender must send written notice of the conversion to Borrower at least two (2) days prior to the specified conversion date (a "Conversion Notice"). On the conversion date (or as soon thereafter as is reasonably practicable), Borrower shall issue to Lender a share certificate for the Common Shares acquired upon conversion.

          (b) The Conversion Rate shall be subject to adjustment: (i) if Borrower at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding Common Shares into a greater number of shares, in which case the Conversion Rate in effect immediately prior to the subdivision will be proportionately reduced; (ii) if Borrower at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding Common Shares into a smaller number of shares, in which case the Conversion Rate in effect immediately prior to that combination will be proportionately increased; or
     (iii) upon the issuance by Borrower of Common Shares, or of rights, options, warrants, or other securities convertible into Common Shares, at a price per share that is less than the Conversion Rate, in which case the Conversion Rate shall be adjusted so that it is equal to such per share price.

          (c) Notwithstanding any other provisions of this Section 5 to the contrary, the conversion rights of Lender shall be subject to compliance with all applicable federal and state securities laws, and Lender agrees to execute all required agreements and documents required by Borrower to establish compliance with such laws.

          (d) Borrower shall at all times reserve and keep available and free of preemptive rights out of its authorized but unissued Common Shares, solely for the purpose of issuance upon conversion of the Note, that number of Common Shares as shall from time to time be sufficient to effect the conversion of the Note, and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion of the Note, Borrower shall take the corporate action necessary to increase the number of its authorized Common Shares to a number sufficient for this purpose.

          (e) Notwithstanding anything in this Note to the contrary, the rights granted to Lender by this Section 5 (the "Conversion Rights") shall not become effective unless and until the registered owners of 100% of the Class B Convertible Preferred Stock of the Borrower (the "Preferred Holders") have delivered written notice to the Borrower of the waiver of the Preferred Holders of the rights granted to the Preferred Holders pursuant to Section 5 of the PharmaKinetics Laboratories, Inc. Articles Supplementary dated April 17, 2000 in connection with the Conversion Rights.

     6. Method of Payment. All payments of principal and interest hereunder shall be paid by Borrower in United States Dollars by wire transfer of immediately available funds or in such other manner or at such other place as Lender shall direct.

     7. Events of Default. Each of the following constitutes an "Event of Default" hereunder:

          (a) If the entire outstanding principal balance on this Note, together with any accrued and unpaid interest thereon, is not paid within five (5) days after the Maturity Date;

          (b) If a default occurs under the Security Agreement (as defined below) or the Guaranty (as defined below) and is not cured within thirty
     (30) days of the occurrence thereof; or

          (c) If Borrower applies for, consents to or acquiesces in the appointment of a trustee, receiver or other custodian for Borrower or any property or assets of Borrower, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Borrower or for a substantial part of the property or assets of Borrower and is not discharged within sixty (60) days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of Borrower, and if such case or proceeding is not commenced by Borrower, it is consented to or acquiesced in by Borrower or if such case or proceeding is not vacated, stayed or dismissed within sixty
     (60) days of such commencement.

     8.   Remedies Upon an Event of Default. If an Event of Default under
Section 7(c) shall occur and be continuing, the entire unpaid amount of this Note shall be immediately due and payable without presentment, demand, protest or notice of any kind, all of which Borrower expressly waives, and Lender may thereafter exercise from time to time any rights, powers and remedies available to it under all applicable laws or in equity. If an Event of Default under Section 7(a) or Section 7(b) of this Note shall occur and be continuing, then Lender may, at its option, exercise any one or more of the following rights and remedies:

          (a) Lender may declare the entire unpaid amount of this Note to be immediately due and payable without presentment, demand, protest or notice of any kind, all of which Borrower expressly waives; and

          (b) Lender may exercise from time to time any rights, powers and remedies available to him under all applicable laws or in equity.

In addition, if any Event of Default has occurred Lender shall be entitled to recover from Borrower all costs and expenses, including reasonable attorneys' fees and disbursements and court costs, incurred in enforcing its rights hereunder. The rights and remedies of Lender stated herein are cumulative to and not exclusive of any rights or remedies otherwise available to Lender.

     9. Security Interest. This Note and any extensions or renewals hereof, are secured by the Security Agreement dated as of November 14, 2002 (the "Security Agreement") by Borrower in favor of Lender and the Guaranty dated as of November 14, 2002 (the "Guaranty") by PKLB Limited Partnership, a Maryland limited partnership ("Guarantor"), in favor of Lender. The Guaranty is secured by an Indemnity Deed of Trust (the "Deed of Trust") dated November 14, 2002 and recorded among the Land Records of Baltimore City, Maryland, in Liber 3080, Page 390 by Guarantor in favor of Lender. Reference is made to the Security Agreement, the Guaranty and Deed of Trust for a description of the nature and extent of the security, rights, duties and obligations of Borrower and Guarantor and the rights of Lender.

     10. Usury Laws. It is the intention of Borrower and Lender to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to an amount which is the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to Borrower or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to Borrower.

     11. Assignability. This Note and the rights and obligations hereunder shall not be assignable or transferable, by operation of law or otherwise; provided, however, this Note may be assigned in whole or in part by Lender to any individual, corporation, partnership, limited partnership, limited liability company or other entity controlled by Lender in Lender's sole and absolute discretion and without the consent of Borrower.

     12. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or sent if delivered personally or sent by telecopier or by prepaid overnight carrier to the parties at the following addresses (or at such other addresses as shall be specified by the parties by like notice):

                  if to Lender:

                           Bioanalytical Systems, Inc.
                           2701 Kent Avenue
                           Purdue Research Park
                           West Lafayette, Indiana  47906
                           Attention:  Peter T. Kissinger, Ph.D.
                           Facsimile:  (765) 497-1102

                  with a copy to:

                           Ice Miller
                           One American Square Box 82001
                           Indianapolis, Indiana  46282-0002
                           Attention:  Stephen J. Hackman, Esq.
                           Facsimile:  (317) 236-2219

                  if to Borrower:

                           PharmaKinetics Laboratories, Inc.
                           302 West Fayette Street
                           Baltimore, Maryland  21201
                           Attention:  James M. Wilkinson, II, Ph.D.
                           Facsimile:  (410) 385-1957

                  with a copy to:

                           Strasburger & Price, LLP
                           901 Main Street
                           Dallas, Texas  75202-3794
                           Attention:  David K. Meyercord, Esq.
                           Facsimile:  (214) 651-4330

     13. Representations and Warranties. Borrower represents and warrants to Lender that (i) the execution, delivery and performance by Borrower of this Note has been duly authorized by all necessary action by the partnership, (ii) this Note constitutes the valid, binding and enforceable obligation of Borrower,
(iii) Borrower has no defense, right of setoff or counterclaim of any nature in connection with this Note or the Security Agreement, (iv) the representations and warranties of

Borrower set forth in this Note and Security Agreement are true and correct as of the date of this Note and (v) after giving effect to this Note, no Event of Default has occurred and is continuing under this Note or the Security Agreement.

     14. Consent and Confirmation of Guarantor. Guarantor, which has guaranteed repayment to Lender by Borrower of the debt created pursuant to this Note, (i) consents to the transactions contemplated by this Note, (ii) confirms that its guaranty remains in full force and effect as to the full amount of this Note notwithstanding the changes made by this Note and (iii) acknowledges and agrees that the obligations of Borrower under this Note shall continue in all respects to constitute obligations of Borrower guaranteed by Guarantor under the Guaranty and the Deed of Trust.

     15. Effectiveness. This Note shall become effective as of April 30, 2003 (the "Effective Date"). On the Effective Date, the Original Note shall be automatically amended as set forth herein. On and after the Effective Date, the rights and obligations of Borrower, Lender and Guarantor shall be governed by this Note. The rights and obligations of Borrower, Lender and Guarantor with respect to the period prior to the Effective Date shall continue to be governed by the provisions of the Original Note.

     16. Integration; Confirmation. On and after the Effective Date, each reference in the Note, Security Agreement and Guaranty or other document delivered in connection with the Note to the "Note," or words of similar import shall be deemed to be a reference to the Note as amended by this Note, and the Note as so amended shall be read as a single, integrated document. Except as amended herein, all other terms and provisions of the Security Agreement, Guaranty and any other document delivered in connection with the Loan shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

     17.  Miscellaneous.

          (a) This Note shall in all respects be governed by and construed in accordance with the laws of the State of Indiana without regard to conflicts of law principles.

          (b) Borrower waives presentment, notice and demand, notice of protest, notice of demand and dishonor, and notice of nonpayment of this Note.

          (c) Lender shall not (by act, delay, omission or otherwise) be deemed to have waived any of its rights or remedies hereunder, or any provision hereof, unless such waiver is in writing signed by Lender, and any such waiver shall be effective only to the extent specifically set forth therein. A waiver by Lender of any right or remedy under this Note on any one occasion shall not be construed as a bar to or waiver of any such right or remedy which Lender would otherwise have had on any future occasion.

          (d) Wherever possible, each provision of this Note which has been prohibited by or held invalid under applicable law shall be ineffective to the extent of such prohibition or invalidity, but such prohibition or invalidity shall not invalidate the remainder of such provision or the remaining provisions of this Note.

          (e) Wherever in this Note reference is made to Borrower or Lender, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns, legatees, heirs, executors, administrators and legal representatives, as applicable, and, in the case of Lender, any future Lender of this Note, in any case as permitted by this Note. Subject to Section 11, the provisions of this Note shall be binding upon and shall inure to the benefit of such successors, assigns, Lenders, legatees, heirs, executors, administrators and legal representatives, as applicable.

     IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the day and year first above written.

                                         PHARMAKINETICS LABORATORIES, INC.

                                         By: /s/ James M. Wilkinson, II
                                             ----------------------------------

                                         Printed: James M. Wilkinson, II
                                                  -----------------------------

                                         Its: President and CEO
                                              ---------------------------------

Acknowledged:

BIOANALYTICAL SYSTEMS, INC.

By: /s/ Douglas P. Wieten
    ---------------------------------

Printed: Douglas P. Wieten
         ----------------------------

Its: CFO
     --------------------------------

Confirmed and Consented to by:

PKLB, LIMITED PARTNERSHIP

By: PharmaKinetics Laboratories, Inc., its General Partner

    By: /s/ James M. Wilkinson, II
        ------------------------------------

    Printed: James M. Wilkinson, II
             -------------------------------

    Its:
         -----------------------------------

SCHEDULE OF AMOUNTS ADVANCED AND PAYMENTS OR PREPAYMENTS

------------------------------------------------------------------------------------------------------
                                                                         Amount of
                      Amount of                   Principal Paid or   Unpaid Principal   Notation Made
     Date              Advance    Interest Rate        Prepaid            Balance             By
------------------------------------------------------------------------------------------------------
June 13, 2002             8%         $100,000           $0.00           $100,000.00
------------------------------------------------------------------------------------------------------

June 26, 2002             8%         $100,000           $0.00           $200,000.00
------------------------------------------------------------------------------------------------------

July 25, 2002             8%         $100,000           $0.00           $300,000.00
------------------------------------------------------------------------------------------------------

August 9, 2002            8%          $50,000           $0.00           $350,000.00
------------------------------------------------------------------------------------------------------

September 30, 2002        8%          $57,857           $0.00           $407,857.61
------------------------------------------------------------------------------------------------------

October 4, 2002           8%          $15,000           $0.00           $422,857.61
------------------------------------------------------------------------------------------------------

October 31, 2002          8%          $15,608           $0.00           $438,465.69
------------------------------------------------------------------------------------------------------

October 31, 2002          8%         $130,000           $0.00           $568,465.69
------------------------------------------------------------------------------------------------------

November 14, 2002         8%         $100,000           $0.00           $668,465.69
------------------------------------------------------------------------------------------------------

November 27, 2002         8%          $75,000           $0.00           $743,465.69
------------------------------------------------------------------------------------------------------

November 30, 2002         8%          $15,157           $0.00           $758,622.74
------------------------------------------------------------------------------------------------------

December 31, 2002         8%          $24,098           $0.00           $782,721.53
------------------------------------------------------------------------------------------------------

January 31, 2003          8%          $38,611           $0.00           $821,332.65
------------------------------------------------------------------------------------------------------

February 20, 2003         8%          $35,000           $0.00           $856,332.65
------------------------------------------------------------------------------------------------------

February 26, 2003         8%          $35,000           $0.00           $891,332.65
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February 28, 2003         8%          $25,852           $0.00           $917,184.93
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

SCHEDULE OF AMOUNTS ADVANCED AND PAYMENTS OR PREPAYMENTS

------------------------------------------------------------------------------------------------------
                                                                         Amount of
                      Amount of                   Principal Paid or   Unpaid Principal   Notation Made
     Date              Advance    Interest Rate        Prepaid            Balance             By
------------------------------------------------------------------------------------------------------


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

SCHEDULE OF AMOUNTS ADVANCED AND PAYMENTS OR PREPAYMENTS

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                                                                         Amount of
                      Amount of                   Principal Paid or   Unpaid Principal   Notation Made
     Date              Advance    Interest Rate        Prepaid            Balance             By
------------------------------------------------------------------------------------------------------


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